Earnings Call Presentation
2nd Quarter 2011
August 1, 2011

Safe Harbor Statement
 Our disclosures in this presentation and in our other public documents and comments contain forward-looking statements within the meaning of the Private Securities Litigation
 Reform Act. Those statements provide our future expectations or forecasts and can be identified by our use of words such as "anticipate," "estimate," "expect," "project," "intend,"
 "plan," "believe," "outlook," etc. in discussions of future operating or financial performance or the outcome of contingencies such as liabilities or legal proceedings. Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future. A more detailed discussion of the risks and uncertainties that may affect our ability to achieve the projected performance is included in the “Risk Factors” and “Management’s
 Discussion and Analysis” sections of our recent reports on Forms 10-K and 10-Q filed with the SEC. As a result, our actual results may differ materially from our expected results and from those expressed in our forward looking statements. We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law.
 In addition, we will be referring to non-GAAP financial measures within the meaning of
 SEC Regulation G. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP is available on the Investor Relations page of our website at www.armstrong.com.

Basis of Presentation Explanation
	Comparable Dollars	Other Adjustments
Net Sales	Yes	No
Gross Profit	Yes	Yes
SG&A Expense	Yes	Yes
Equity Earnings	Yes	Yes
Operating Income	Yes	Yes
Net Income	Yes	Yes
Cash Flow	No	No
Return on Capital	Yes	Yes
EBITDA	Yes	Yes
 • We report in comparable dollars to
 remove the effects of currency
 translation on the P&L. The budgeted
 exchange rate for the current year is
 used for all currency translations in the
 current year and prior years.
 • We remove the impact of major, discrete
 expenses and income. Examples
 include plant closures, restructuring
 actions, and other large unusual items.
 • Taxes for normalized Net Income and
 EPS for all periods presented are
 calculated using a constant 42%, which
 is based on the full year historical tax
 rate.
When reporting our financial results within this presentation, we make several adjustments. Management uses the adjusted non-GAAP measures below in managing the business and believes the adjustments provide meaningful comparisons of operating performance between periods. As reported results will be footnoted
throughout the presentation.
What Items Are Adjusted
All figures throughout the presentation are in $ millions unless otherwise noted. Figures may not add due to rounding.

Key Metrics - Second Quarter 2011
Financial Overview
(1) As reported Net Sales: $749 million in 2011 and $725 million in 2010.
(2) As reported Operating Income: $73 million in 2011 and $53 million in 2010
(3) As reported EPS: $0.64 in 2011 and $0.46 in 2010.
	2011 Actual	2010 Actual	Variance
Net Sales (1)	$733	$733	0%
Operating Income (2)	82	60	36.7%
% of Sales	11.2%	8.2%	300 bps
EBITDA	109	88	23.9%
% of Sales	14.9%	12.0%	290 bps
Earnings Per Share (3)	$0.70	$0.57	22.8%
Free Cash Flow	50	89	(39)
Net (Cash) Debt	542	(141)	683

Q2 2011 - Adjusted EBITDA to Reported Net Income
Financial Overview
	2011	2010	V
EBITDA- Adjusted	$109	$88	$21
Depreciation and Amortization	(27)	(28)	1
Operating Income - Adjusted	$82	$60	$22
Foreign Exchange Movements	1	-	1
Cost Reduction Initiatives	(5)	(2)	(3)
Accelerated Depreciation (not included above)	(3)	-	(3)
Restructuring	(2)	-	(2)
Impairments	-	(5)	5
Operating Income - As Reported	$73	$53	$20
Interest (Expense) Income	(12)	(4)	(8)
EBT	$61	$49	$12
Tax (Expense) Benefit	(23)	(22)	(1)
Net Income	$38	$27	$11

EBITDA Change (Left-hand scale)
% Change in Sales (Right-hand scale)
EBITDA Change ($M)
% Sales Change
15
10
5
-
(5)
15%
10%
5%
0%
(5%)
5
12
6
2
(2)
(4%)
4%
3%
(5%)
Resilient Flooring
Wood Flooring
Building Products
Cabinets
Corporate

Q2 Sales and EBITDA by Segment - 2011 vs. 2010
Financial Overview

$120
$100
$80
$60
$40
$20
$0
$88
$21
($15)
$22
$13
($6)
($2)
$109
2010
Price / Mix
Volume
Input Costs
Mfg Cost
SG&A
WAVE
Pension Credit
Change in D&A
2011

EBITDA Bridge - Q2 2011 versus Prior Year
Financial Overview
($11)
($1)

$120
$100
$80
$60
$40
$20
$0
$89
$18
($26)
($12)
($8)
($1)
($10)
$50
2010
Cash Earnings
Working Capital
Capex
Interest Exp
WAVE Dividends
Restructuring /Other
2011

Free Cash Flow - Second Quarter 2011 versus Prior Year
Financial Overview

Key Metrics - 1st Half 2011
Financial Overview
(1) As reported Net Sales: $1,434 million in 2011 and $1,384 million in 2010.
(2) As reported Operating Income: $125 million in 2011 and $66 million in 2010
(3) As reported EPS: $0.87 in 2011 and $0.13 in 2010.
	2011 Actual	2010 Actual	Variance
Net Sales (1)	$1,414	$1,393	1.5%
Operating Income (2)	149	87	71.3%
% of Sales	10.5%	6.3%	430 bps
EBITDA	202	144	40.3%
% of Sales	14.3%	10.3%	400 bps
Earnings Per Share (3)	$1.21	$0.80	51.3%
Free Cash Flow	6	59	(53)
Net (Cash) Debt	542	(141)	683

EBITDA Change (Left-hand scale)
% Change in Sales (Right-hand scale)
40
30
20
10
-
(10)
(20)
12%
9%
6%
3%
0%
(3%)
(6%)
EBITDA Change ($M)
% Sales Change
16
15
32
4
(10)
(2%)
(3%)
8%
(5%)
Resilient Flooring
Wood Flooring
Building Products
Cabinets
Corporate

1H Sales and EBITDA by Segment - 2011 vs. 2010
Financial Overview

Armstrong

$200
$150
$100
$50
$0
$144
$46
($33)
$44
$26
$4
($12)
($4)
$202
2010
Price / Mix
Volume
Input Costs
Mfg Cost
SG&A
WAVE
Pension Credit
Change in D&A
2011

EBITDA Bridge - 1H 2011 versus Prior Year
Financial Overview
($13)

Key Metrics  - Guidance 2011
Financial Overview
	2011 Estimate Range			2010	Variance
Net Sales(1)	2,900	to	3,000	2,766	5%	to	8%
Operating Income(2)	280	to	310	189	48%	to	64%
EBITDA	385	to	415	303	27%	to	37%
Earnings Per Share(3)	$2.29	to	$2.58	$1.73	32%	to	49%
Free Cash Flow	80	to	120	180	(56%)	to	(33%)
(1) Sales figures include foreign exchange impact.
(2) As reported Operating Income: $255- 285 million in 2011 and $81 million 2010.
(3) As reported earnings per share: $2.01 - $2.32 in 2011 and $0.19 in 2010.

SG&A Savings
Structural Manufacturing and Labor Savings
Incremental Savings ($M)
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$15
$20
$55
$35
$25
$15
2010
2011
2012

$165 Million Savings Program
$165M savings from manufacturing and SG&A, net of inflation.
Manufacturing savings driven by plant closures and LEAN.
Cumulative Savings  $35M   $125M   $165M
Financial Overview

2011 Financial Outlook
Financial Overview
¾ Raw Material & Energy Inflation*  $50 - $60 million increase
¾ Manufacturing Productivity* Gross Margin +175 to +225 bps vs. 2010
¾ U.S. Pension Credit ~$25 million, down ~$25 million vs. 2010
  60% manufacturing, 40% SG&A
¾ Earnings from WAVE $5 - $10 million vs. 2010
¾ Cash Taxes/ETR* ~$25 million. Adjusted ETR of 42%
¾ Q3 Sales $780 - $830 million
  EBITDA $115 - $130 million
¾ Capital Spending ~$180-$200 million
¾ Exclusions from EBITDA* ~$18 - $22 million associated with already announced actions
* Changed from April Outlook

Appendix

1H 2011 - Adjusted EBITDA to Reported Net Income
Financial Overview Appendix
	2011	2010	V
EBITDA- Adjusted	$202	$144	$58
Depreciation and Amortization	(53)	(57)	4
Operating Income - Adjusted	$149	$87	$62
Foreign Exchange Movements	(1)	-	(1)
Cost Reduction Initiatives	(25)	(13)	(12)
Accelerated Depreciation (not included above)	9	-	9
Restructuring	(7)	-	(7)
Impairments	-	(8)	8
Operating Income - As Reported	$125	$66	$59
Interest (Expense) Income	(26)	(6)	(20)
EBT	$99	$60	$39
Healthcare Reform- Medicare Subsidy Elimination	-	(22)	22
Tax (Expense) Benefit	(48)	(31)	(17)
Net Income	$51	$7	$44

Adjusted Operating Income to Free Cash Flow
Financial Overview Appendix
	2011 Estimate Range
Adjusted Operating Income	280	to	310
D&A	105
Adjusted EBITDA	385	to	415
Changes in Working Capital	5	to	25
Capex	(180)	to	(200)
Pension Credit	(25)
Interest Expense	(50)
Cash Taxes	(25)
Other, including cash payments for restructuring and one-time items	(30)
Free Cash Flow	80	to	120

Consolidated Results
Financial Overview Appendix
Second Quarter
	2011 Reported	Comparability(1) Adjustments	FX(2) Adj	2011 Adjusted	2010 Reported	Comparability(1) Adjustments	FX(2) Adj	2010 Adjusted
Net Sales	749	-	(16)	733	725	-	8	733
Operating Income	73	10	(1)	82	53	7	-	60
EPS	$0.64	$0.07	($0.01)	$0.70	$0.46	$0.11	$ -	$0.57

Full Year 2011
	2011 Reported	Comparability(1) Adjustments	FX(2) Adj	2011 Adjusted	2010 Reported	Comparability(1) Adjustments	FX(2) Adj	2010 Adjusted
Net Sales	1,434	-	(20)	1,414	1,384	-	9	1,393
Operating Income	125	25	(1)	149	66	21	-	87
EPS	$0.87	$0.35	($0.01)	$1.21	$0.13	$0.67	$-	$0.80
(1) See earnings press release and 10-Q for additional detail on comparability adjustments
(2) Eliminates impact of foreign exchange movements

Segment Operating Income (Loss)
Financial Overview Appendix
(1) Eliminates impact of foreign exchange movements and non-recurring items; see earnings press release and 10-Q for additional detail.
Second Quarter
	2011 Reported	Comparability(1) Adjustments	2011 Adjusted	2010 Reported	Comparability(1) Adjustments	2010 Adjusted
Building Products	57	4	61	53	2	55
Resilient Flooring	11	6	17	10	2	12
Wood Flooring	14	(1)	13	1	-	1
Cabinets	1	-	1	-	-	-
Unallocated Corporate (Expense) Income	(10)	-	(10)	(11)	3	(8)

Full Year 2011
	2011 Reported	Comparability(1) Adjustments	2011 Adjusted	2010 Reported	Comparability(1) Adjustments	2010 Adjusted
Building Products	119	10	129	95	2	97
Resilient Flooring	10	14	24	5	1	6
Wood Flooring	17	(1)	16	(1)	1	-
Cabinets	-	-	-	(4)	-	(4)
Unallocated Corporate (Expense) Income	(21)	1	(20)	(29)	17	(12)

Cash Flow
Financial Overview Appendix
	Second Quarter		Full Year
($-millions)	2011	2010	2011	2010
Net Cash From Operations	68	84	32	56
Plus / (Minus) Net Cash from Investing	(18)	5	(26)	3
Equals Free Cash Flow	50	89	6	59